Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             TRANS WORLD CORPORATION
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                             TRANS WORLD CORPORATION

June 6, 2005


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the Hotel Schloss Durnstein, Durnstein 2, Durnstein, Austria A3601 on Monday, June 27, 2005 at 10:00 a.m., Austrian Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE BOARD'S NOMINEES FOR DIRECTOR AND "FOR" EACH MATTER TO BE CONSIDERED. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer



              545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017
                       TEL: 212.983.3355 FAX: 212.983.8129

                             TRANS WORLD CORPORATION
                           545 FIFTH AVENUE, SUITE 940
                            NEW YORK, NEW YORK 10017
                                 (212) 983-3355
                                     _______

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2005
                                    _________

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Trans World Corporation (the "Company") will be held at the Hotel Schloss Durnstein, Durnstein 2, Durnstein, Austria A3601 on Monday, June 27, 2005 at 10:00 a.m., Austrian Time. At the meeting, the holders of the Company's common stock, par value .001 per share ("Common Stock") will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect five (5) directors for a one-year term or until their successors are elected and qualified;

     (2) To consider and vote on a proposal to amend the 2004 Equity Incentive Plan;

     (3) To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2005; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

         The Board of Directors has fixed May 11, 2005 as the voting record date for the determination of the holders of the Company's Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


June 6, 2005
New York, New York

--------------------------------------------------------------------------------
         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EACH STOCKHOLDER AND GUEST ATTENDING THE ANNUAL MEETING MAY BE REQUIRED TO PRESENT VALID PICTURE IDENTIFICATION FOR ADMISSION. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE ANNUAL MEETING.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----
Notice of Annual Meeting of Stockholders...............................Front
General....................................................................1
Voting.....................................................................1
Corporate Governance Principles............................................2
         Board Purpose and Responsibilities................................2
         Governance Guidelines.............................................3
         Ethical Standards.................................................3
         Communications with the Board of Directors........................4
Information with Respect to Nominees for Director..........................4
         Election of Directors.............................................4
         Nominees..........................................................4
         Board of Directors Meetings and Committees of the Board...........5
         Compensation of Directors.........................................6
         Report of the Audit Committee.....................................7
Beneficial Ownership of Common Stock by Certain Beneficial Owners and
         Management........................................................7
         Equity Compensation Plan Information..............................9
         Section 16(a) Beneficial Ownership Reporting Compliance...........9
Management Compensation...................................................10
         Summary Compensation Table.......................................10
         Option Grants/Exercises and Values for Fiscal 2003...............11
         Employment Agreement.............................................11
Certain Transactions......................................................12
         Reverse Stock Split..............................................12
Proposal to Amend the 2004 Equity Incentive Plan..........................12
Ratification of Appointment of Independent Accountants....................14
Stockholder Proposals.....................................................15
Annual Reports............................................................15
Other Matters.............................................................16

                             TRANS WORLD CORPORATION
                                 _______________

                                 PROXY STATEMENT
                                 _______________

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 27, 2005

                                     GENERAL

         This Proxy Statement is furnished to holders of common stock, par value $.001 per share ("Common Stock"), of Trans World Corporation, a Nevada corporation ("TWC" or the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Hotel Schloss Durnstein, Durnstein 2, Durnstein, Austria A3601 on Monday, June 27, 2005 at 10:00 a.m., Austrian Time, or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 6, 2005.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein;
(ii) FOR the amendments to the 2004 Equity Incentive Plan (the "2004 Equity Plan"); (iii) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company's independent accountants for fiscal 2005; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder. Any holder of shares of the Company's Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. ANY STOCKHOLDER GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY (I) FILING WITH THE SECRETARY OF THE COMPANY WRITTEN NOTICE THEREOF (SECRETARY, TRANS WORLD CORPORATION, 545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017); (II) SUBMITTING A DULY-EXECUTED PROXY BEARING A LATER DATE; OR (III) APPEARING AT THE ANNUAL MEETING AND GIVING THE SECRETARY NOTICE OF HIS OR HER INTENTION TO VOTE IN PERSON. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

                                     VOTING

         Only holders of record of the Common Stock at the close of business on May 11, 2005 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 5,031,681 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting. Thus, the presence of the holders of Common Stock representing at least 2,515,841 votes will be required to establish a quorum. The withdrawal of any stockholder after the Annual Meeting has commenced shall have no effect on the existence of a quorum. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for the proposal to approve the amendments to the 2004 Equity Plan and the proposal to ratify the appointment of the independent accountants. Because of the votes required, abstentions will have the same effect as a vote against these proposals. Under rules applicable to broker dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         At May 11, 2005, directors and executive officers beneficially owned 3,666,361 shares of Common Stock or 72.4% of the total shares of Common Stock outstanding at such date. It is anticipated that all of such shares will be voted for the election of the nominees of the Company's Board of Directors, for the amendments to the 2004 Equity Plan and for the ratification of the selection of Rothstein, Kass & Co., P.C. as the Company's independent public accountants.

                         CORPORATE GOVERNANCE PRINCIPLES

         Recently the Securities and Exchange Commission ("SEC") and the Nasdaq promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance. In accordance with those rules, the Company's Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004 governance principles to provide guidance for the Board and those committees to ensure effective corporate governance. These governance principles are summarized below. The committee charters are described in the sections of this proxy statement that discuss the duties and responsibilities of those committees.

BOARD PURPOSE AND RESPONSIBILITIES

         The business of TWC is managed under the direction of its Board of Directors. The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel. The Board's responsibilities include, among other things:

         o approving and monitoring critical business and financial strategies;

         o assessing major risks facing the Company, and options for their mitigation;

         o approving and monitoring major corporate actions;

         o overseeing processes designed to ensure TWC and TWC's employees compliance with applicable laws and regulations and the Company's Code of Ethics for Executive Officers;

         o overseeing processes designed to ensure the accuracy and completeness of the Company's financial statements;

         o monitoring the effectiveness of TWC's internal controls;

         o selecting, evaluating, and setting appropriate compensation for our chief executive officer upon the recommendation of the Compensation Committee of the Board;

         o reviewing the recommendations of management for, and electing, the Company's executive officers; and

         o overseeing the compensation of the Company's executive officers elected by the Board.

GOVERNANCE GUIDELINES.

         Except for Mr. Ramadan, the Company's president, chief executive officer and chief financial officer, the members of the Company's Board of Directors consist of independent directors who meet the requirements of recent rules promulgated by the SEC and by the Nasdaq.

         The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

         o qualifications for employee and non-employee Board members;

         o how often the Board will meet, provisions for special meetings and the expectation of director attendance;

         o when a Board member should not participate in Board discussions or vote on a Board matter;

         o restrictions on service on the Boards of other companies;

         o the purpose and responsibilities of the Board committees;

         o committee membership and leadership;

         o the Board's ability to meet with TWC employees without the presence of executive officers to obtain information;

         o the Board's ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and

         o stockholder access to the Board.

ETHICAL STANDARDS.

         The Board of Directors also codified principles and guidelines for the Company's executive officers. The Code of Ethics for Executive Officers, requires that our executive officers affirmatively agree to:

         o engage in honest and ethical conduct;

         o avoid conflicts of interest;

         o take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

         o produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

         o comply with any applicable governmental laws, rules and regulations; and,

         o report any possible violation of the Code to TWC's chief financial officer.

         A copy of the Company's Code of Ethics will be furnished to any person upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established a process for stockholders to communicate with members of the Board. If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Company's Board of Directors by addressing your correspondence to: Attention: Board of Directors, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

         All inquiries are received and reviewed by the Company's chief financial officer, who must forward to the Board of Directors all items received. If appropriate, the chief financial officer will also direct inquiries most properly addressed by officers of the Company to ensure that the inquiries are responded to in a timely manner. The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate. The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the stockholders.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board shall consist of not less than three nor more than nine members. Currently, the membership of the Board is set at five and at present consists of five members. The Nominating Committee of the Board has nominated the five individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. All of the nominees are members of the current Board. There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

         Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below:

NOMINEES

         RAMI S. RAMADAN, 55, has served as President of the Company since August 2000, as Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") since July 1999 and was appointed as a director in August 1999. His most recent prior position was as Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Meridien Hotels from September 1975 to September 1990.

         JULIO E. HEURTEMATTE, JR., 69, currently is a private consultant, specializing in international projects, trade and investments and has acted in such capacity since 1989. From 1963 to 1989, Mr. Heurtematte served with the Inter-American Development Bank in several capacities, most recently as its Deputy Manager for Project Analysis. He has served as a director of the Company since 1998.

         MALCOLM M. B. STERRETT, 62, is a private investor. From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, Washington, D.C. From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988, he was a Commissioner on the U.S. Interstate Commerce Commission. Prior thereto, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation. Mr. Sterrett has served as a director of the Company since 1998.

         GEOFFREY B. BAKER, 55, is a private investor. From 1983 to the present, Mr. Baker has been a member of the private investment firm, Baker & Donaldson. From 1977 to 1982, he was Legislative Director to U.S. Senator Lowell P. Weicker, Jr. and, from 1975 to 1977, he served on the Senate Committee on Commerce as a minority staff member for surface transportation. Mr. Baker has served as a director of the Company since 1998.

         TIMOTHY G. EWING, 45, a Chartered Financial Analyst, is the managing partner of Ewing & Partners, the manager of Value Partners, Ltd., a private investment partnership formed in 1989, which is the beneficial owner of 70.9% of the Common Stock of TWC, and of the Endurance Partnerships, formed in 2001. Mr. Ewing sits on the Board of Directors of Harbourton Capital Group in McLean, Virginia and Cherokee, Inc. in Van Nuys, California. In addition, he is Chairman of the governing Board of the Dallas Museum of Natural History and sits on the Board of Trustees of the Baylor Health Care System Foundation and The Dallas Opera, and the advisory Board of the University of Texas at Dallas Holocaust Studies Program. Mr. Ewing has served as a director of the Company since 2004.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
                  ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

         The Company's Board of Directors has responsibility for establishing broad corporate policies and overall performance of TWC and is not involved in the day-to-day operating details of the Company's business. Members of the Board are kept informed of the Company's business through various documents and reports provided by the President and other officers of the Company and by participating in Board and Board committee meetings. Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director's questions.

         Meetings of the Board are held quarterly and on an as-needed basis. The Board held three meetings and acted by consent through weekly conference calls conducted during the Company's fiscal year ended December 31, 2004. No director of the Company attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2004.

         The Board of Directors of TWC is authorized by its Bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. At December 31, 2004, TWC had the following three committees:

         AUDIT COMMITTEE. The Audit Committee reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflicts of interest and such other matters as may be delegated by the Board. The Audit Committee is composed of Messrs. Baker, Ewing, Heurtematte and Sterrett, all of whom are non-employee, "independent" directors, with Mr. Heurtematte serving as the "audit committee financial expert." The Audit Committee met once and acted by consent through five conference calls in 2004.

         COMPENSATION COMMITTEE. The Compensation Committee sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company's 1993 Incentive Stock Option Plan (the "1993 Plan"), the Company's 1998 Stock Option Plan (the "1998 Plan"), the 1999 Non-Employee Director Stock Option Plan (the "Director Plan"), the 2004 Equity Plan, and any other equity-based compensation plans adopted by the Company. The Compensation Committee, composed of Messrs. Baker, Ewing, Heurtematte and Sterrett, met three times and acted by consent through one conference call in 2004.

         NOMINATING COMMITTEE. The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company's management decisions, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company's Bylaws and applicable law. The Nominating Committee, composed of Messrs. Baker, Ewing, Heurtematte and Sterrett, did not convene during the remaining six months since its forming in June 2004.


The members of each of the above-described committees are considered by the Board to be "independent" under the recently promulgated rules of the SEC and the Nasdaq National Market.

COMPENSATION OF DIRECTORS


         As of July 2000, non-employee directors are entitled to receive a cash retainer fee of $2,500 per quarter, plus $1,000 per Board meeting and $750 per Committee meeting. Effective beginning the quarter ending September 30, 2003, non-employee directors' compensation was amended by the Board to include a cash retainer fee of $6,250 per quarter, per member. In addition, the non-executive chairman of the Board will receive an additional $1,250 per quarter, while each chairman of its three Committees will receive $625 per quarter. All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings. Pursuant to the 1999 Plan adopted at the 1999 Annual Meeting and amended by the Board in July 2000, each non-employee director is provided with an automatic grant of a non-qualified option to purchase 25 shares of Common Stock on the date following each fiscal quarter in which the director serves. Each such option (i) has a 10-year term, (ii) has an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant, and (iii) becomes fully exercisable on the date of grant. Mr. Ewing has waived the quarterly option grants due for service on the Company's Board of Directors for the calendar years 2004 and 2005. Mr. Ramadan, who serves as a director as well as an officer of the Company, does not receive any compensation for serving on the Board. During 2004, total compensation paid to the four non-employee directors of the Company amounted to $98,750 in the aggregate, exclusive of stock options.

REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.


                                                     By the Committee:

                                                     Julio E. Heurtematte, Jr.
                                                     Malcolm M.B. Sterrett
                                                     Geoffrey B. Baker
                                                     Timothy G. Ewing


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director, (c) by each executive officer named in the Summary Compensation Table below and by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

                              Number of Shares of
                                 Common Stock                 Percentage of
 Name of Beneficial Owner      Beneficially Owned (1)           Ownership (1)
 ------------------------     ----------------------          ---------------
Value Partners, Ltd. (2)           3,585,388                        70.9%

Timothy G. Ewing (3)               3,585,388                        70.9%

Rami S. Ramadan (4)                    5,800                            *

Julio E. Heurtematte, Jr. (5)         25,071                            *

Malcolm M.B. Sterrett (6)             25,071                            *

Geoffrey B. Baker (7)                 25,031                            *

All directors and the
executive officer as
a group (5 persons) (8)            3,666,361                        72.4%

*  Less than 1%.

(1) The percentage of outstanding shares is based on 5,031,681 shares outstanding as of the Voting Record Date and, for certain individuals and entities, on reports filed with the Commission or on information provided directly to the Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Voting Record Date upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) are exercisable within 60 days from the date of the Voting Record Date have been exercised. Included are shares of Common Stock issuable upon the exercise of options or warrants to purchase the Company's Common Stock.

(2) Value Partners, Ltd. ("Value Partners") is a Texas limited partnership, whose business address is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205. Includes 3,585,388 shares of Common Stock; warrants to purchase:
      6,000 shares of Common Stock at an exercise price of $100.00, expiring December 31, 2005; and 20,000 shares of Common Stock at an exercise price of $150.00 per share, expiring December 31, 2005. Timothy G. Ewing, the managing partner of Ewing & Partners, the manager of Value Partners, is a director for the Company.

(3) Includes all of the holdings of Value Partners, as Mr. Ewing serves as the managing partner of Ewing & Partners, the manager of Value Partners. See also note (2), above.

(4) Consists of shares subject to incentive options granted to Mr. Ramadan on July 12, 1999, 2000, 2001, 2002, 2003, and 2004, all of which were fully vested on the date of grant.

(5) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Heurtematte under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2005, all of which were fully vested on the dates of grant.

(6) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Sterrett under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan at the end of each calendar quarter ended since March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2005, all of which were fully vested on the dates of grant.

(7) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 1,000 shares of Common Stock subject to non-qualified options granted to Mr. Baker under the 1993 Plan at December 31, 1998, 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan for the calendar quarter ended March 31, 1999 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each quarter ended since September 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2005, all of which were fully vested on the dates of grant.

(8)   See Notes (4), (5), (6) and (7) above.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2004.




                                      Number of securities       -------------------     Number of securities remaining
                                        to be issued upon          Weighted-average       available for future issuance
                                           exercise of            exercise price of     under equity compensation plans
----------------------------------     outstanding options       outstanding options    (excluding securities reflected
           Plan Category                   and rights                and rights              in the first column)
----------------------------------    --------------------       -------------------    -------------------------------

Equity compensation plans approved
by security holders                          11,060                  $ 18.32                        11,440

Equity compensation plans not
approved by security holders                     --                       --                            --
                                             ------                  -------                        ------
Total                                        11,060                  $ 18.32                        11,440
                                             ======                  =======                        ======



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. by certain dates. The Company's directors and executive officers satisfied these filing requirements for the fiscal year ended December 31, 2004.

         Value Partners currently beneficially owns 3,585,388 shares, or a controlling 70.9%, of the Company's issued and outstanding Common Stock. As of December 31, 2004, Value Partners also holds 37.5% of the Company's long-term debt. The shares owned by Value Partners are also attributed to Mr. Timothy G. Ewing, a director of the Company, since he serves as the managing partner of Ewing & Partners, the manager of Value Partners.

The Company knows of no other person who owns 10% or more of the Company's Common Stock. See also "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management."

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation paid or earned during the fiscal years ending December 31, 2004, 2003, 2002 and 2001 by the executive officer of the Company during those periods.


                                 SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
                                     ANNUAL COMPENSATION
-------------------------------------------------------------------------------------------------------
                                                                            STOCK OPTIONS    LONG TERM
                         YEAR         SALARY       BONUS       OTHER (2)        (3)      COMPENSATION (4)
Rami Ramadan(1)          2004        $400,000    $150,000         $8,268         1,500        $100,000
                         2003        $400,000    $168,000         $5,616         1,500        $300,000
President, CEO and CFO   2002         350,000     126,000          5,616         1,500
                         2001         300,000      39,900          5,556         1,000


       (1)      Mr. Ramadan joined the Company as its CEO and CFO, July
                12, 1999. He became the Company's President in August 2000. On July 12, 2002, Mr. Ramadan's employment agreement was renewed with amendments for an additional three years.

       (2) The amounts shown represent the cost of a leased automobile provided to Mr. Ramadan for each year indicated.

       (3) Amounts in year 1999 through 2001 represent the number of qualified stock options granted each year to Mr. Ramadan under the 1998 Plan. These options listed are exercisable, and the option price per share is set forth in Mr. Ramadan's employment contract (See: Employment Agreement.) As part of his employment agreement renewal in 2002, the number of options to be granted was increased to 1,500 per year for the duration of his three-year agreement. The options are exercisable at a per share price equal to the fair market value of such share, as determined by the average of the bid and ask price of such share at the close of the market on the date of the grant.

       (4) The amounts shown represent accruals for a compensation plan reserve of $100,000 per year for the years 2000 through 2002, which was approved and accrued in 2003, and $100,000 for the year 2003, which was approved and accrued in 2004, and an additional $100,000 for the year 2004 to be approved and accrued in 2005. Subject to the execution of a new definitive employment agreement with Mr. Ramadan, these accruals will be paid through future issuances of stock and option grants awarded to the senior executive of the Company.

OPTION GRANTS/EXERCISES AND VALUES FOR FISCAL 2004

         The following table summarizes certain information concerning individual grants of options during fiscal 2004 to the executive officer named in the Summary Compensation Table above and the potential realizable value of the options held by such person at December 31, 2004.


                                               OPTIONS GRANTED IN FISCAL 2004
                                                     INDIVIDUAL GRANTS

                            SHARES OF COMMON            % OF TOTAL OPTIONS              BASE
                            STOCK UNDERLYING          GRANTED TO EMPLOYEES IN         EXERCISE       EXPIRATION
                             OPTIONS GRANTED                FISCAL YEAR             PRICE ($/SH)        DATE
                            ----------------          -----------------------       -----------       ----------
RAMI S. RAMADAN                   1,500                         52%                     $3.30         07/12/14




         No options were exercised by the executive officer named in the Summary Compensation Table during fiscal 2004.

         The following table summarizes the option values held by the executive officer named in the Summary Compensation Table as of December 31, 2004.


                                   AGGREGATE OPTION EXERCISES IN FISCAL 2004 AND
                                      FISCAL 2004 YEAR-END OPTION VALUE TABLE


                                                       NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN THE
                                                             OPTIONS AT                 MONEY OPTIONS AT
                                                         DECEMBER 31, 2004             DECEMBER 31, 2004
                                                       ---------------------      ---------------------------
                      NO. OF SHARES
                       ACQUIRED ON   VALUE REALIZED
NAME                    EXERCISE     UPON EXERCISE   EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE

RAMI S. RAMADAN           --             $--           6,500           0             $--             $--


EMPLOYMENT AGREEMENT

RAMI S. RAMADAN. Effective July 12, 2002, the Company entered into a renewal of a three year employment agreement with Mr. Ramadan pursuant to which he will continue to serve as the Company's CEO, CFO and President at an annual salary of $400,000. Mr. Ramadan is eligible to participate in the 1998 Plan, Executive Compensation Plan and any present or future employee benefit plans. He also will be reimbursed for reasonable travel and out-of-pocket expenses necessarily incurred in the performance of his duties. Mr. Ramadan will also receive three separate equal annual installments of options to acquire the Company's Common Stock, each of which shall have a 10-year term commencing upon the date on which each installment is granted. Upon commencement of the renewal agreement, Mr. Ramadan received 1,500 options exercisable at a per share price equal to the fair market value of such share, as determined by the average of the bid and ask price of such share at the close of the market on the date of the grant. In the event the employment agreement is terminated other than for cause, as defined in the agreement, Mr. Ramadan will receive two years' salary. In addition, upon expiration of his employment agreement, if TWC elects not to renew Mr. Ramadan's employment, TWC shall continue to pay him his base salary and his medical insurance benefits then in effect in semi-monthly increments until the date of the earlier of the commencement of his full time employment with another employer, or the first anniversary date of the expiration date of the employment agreement. The Compensation Committee and the Board have also approved the Company's accrual of a "compensation plan reserve" of $100,000 per year, for the years ended 2000, 2001, 2002, 2003 and 2004. The Company accrued $300,000 for this purpose in 2003, $100,000 in 2004 and $100,000 to be deferred in 2005, subject to the adoption of a deferred compensation plan and the execution of a new compensation agreement, which are anticipated to be executed during this calendar year. In that regard, Mr. Ramadan has been in the process of negotiating a new employment agreement with the Compensation Committee of the Board. While no definitive agreement has been signed, the terms, which have been agreed upon, contemplate the execution of a new employment contract for the period of July 1, 2005 through December 31, 2007, in which Mr. Ramadan will serve as President, Chief Executive Officer and Chief Financial Officer at an annual salary of $400,000.

Once executed, the contract may be extended with one year annual extensions after December 31, 2007, subject to a 90-day prior notification from either the Company or Mr. Ramadan of an intent not to extend. In the event the employment agreement is terminated by the Company other than for cause, which will be defined in the agreement, Mr. Ramadan will be paid a severance. It is also contemplated that a new Profit Sharing Bonus Plan will be established for selected senior officials of the Company including Mr. Ramadan. This plan will be based on the Company's consolidated net income and return on shareholder's equity, subject to adjustment for changes in the Company's capital. A deferred compensation plan will also be instituted, wherein a portion of Mr. Ramadan's bonus will be deferred and invested in shares of the Company's common stock. With the execution of a definitive agreement, Mr. Ramadan will be awarded 175,000 stock options with a seven-year term and 75,000 shares of restricted stock. The stock options will vest over a five-year period and be available for exercise at an initial exercise price of $2.80 per share, which price will increase by three percent semi-annually. The restricted stock will vest in increments of 25,000 shares upon the achievement by the Company of certain targeted performance thresholds. The vesting of the stock options and the restricted stock is further subject to Mr. Ramadan's continued employment with the Company, provided, however, that all unvested options and unvested restricted stock will automatically vest upon the closing of a change of control transaction.

                              CERTAIN TRANSACTIONS

REVERSE STOCK SPLIT

         On March 5, 2004, TWC's Board of Directors approved a one (1)-for-one hundred (100) reverse stock split of its authorized and issued common stock, $.001 par value per share, with all fractional shares being rounded up to the next whole share. The reverse split was effective April 5, 2004. The results of the reverse stock split will not only affect the present holders of the Company's outstanding shares of Common Stock, but the number of shares available for grant or issuance under the 1998 Plan and the 1999 Plan and corresponding warrants and options will be proportionally adjusted on a one (1)-for-one hundred (100) ratio as well.

                PROPOSAL TO AMEND THE 2004 EQUITY INCENTIVE PLAN

         Since 1993, the Company has emphasized the grant of stock options at fair market value exercise prices as a means of providing long-term incentive compensation to, and encouraging a long-term commitment by, its employees. These grants have been made pursuant to the 2004 Equity Plan adopted by the stockholders of the Company at the 2004 Annual Meeting, the 1998 Stock Option Plan and a predecessor stock option plan. The Company believes that stock options and other stock compensation have enhanced the Company's ability to meet its long-term goals and intends to continue to utilize this means of compensation for its employees.

         The 2004 Equity Plan is administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee has, among other powers, the power to interpret the 2004 Equity Plan and any instrument or agreement relating thereto, as well as to establish, amend, suspend or waive such rules and regulations as it deems appropriate in connection with its administration of the 2004 Equity Plan. These powers also provide the Compensation Committee with the discretion to determine the number and type of awards to be granted to any participant, subject to certain limitations. Under the 2004 Equity Plan, no participant is permitted to receive an award or awards during any one calendar year covering, in the aggregate, more than 25,000 shares of Common Stock. In addition, a minimum vesting period of one year is mandated for all awards, including stock options, granted under the 2004 Equity Plan.

         It has been determined by the Board of Directors that these requirements limit the power of the Compensation Committee in establishing adequate awards. In that regard, the Board of Directors has approved two amendments to the 2004 Equity Plan in order to further its purpose and enable the Company to adequately compensate its employees as well as to encourage their continuing commitment to the Company, including the changes being contemplated in the compensation package being negotiated with the Company's President. (For a discussion of the new compensation package now being negotiated with the Company's President, see "Management Compensation Employment Agreement.") The proposed amendments would provide the Compensation Committee with the discretion to determine whether to include a one-year vesting requirement for any future grants awarded under the 2004 Equity Plan to any of the Company's employees and increase the number of awards permitted to be granted to any one participant annually from 25,000 shares of Common Stock to 250,000 shares of Common Stock. Stockholders of the Company are being asked to consider and vote on these proposed amendments at this Annual Meeting.

         The provisions of the 2004 Equity Plan to be amended as described above are set forth below as indicated in bold-face print and are qualified in their entirety by reference to the full text of the 2004 Equity Plan, in its present form and as proposed for amendment, copies of which may be obtained from the Company by addressing your request to the Compensation Committee, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York New York 10017.

                "SECTION 3.  Administration.

                           (a) Authority of Committee. The Plan shall be
                  administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
                  (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, INCLUDING THE DETERMINATION OF ANY VESTING PERIOD, provided that no Awards granted under the Plan PRIOR TO JUNE 27, 2005 shall have a vesting period of less than one year, except (x) as provided in Section 12 hereof and (y) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine the meaning of the terms "retirement" and "permanent and total disability" for purposes of the Plan; and
                  (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                                   ***********

                  SECTION 4.  Shares Available for Awards.

                                   ***********

                           (b) Award Limits. Notwithstanding any
                  provision herein to the contrary, the following provisions shall apply (subject to adjustment as provided in Section 4(c)):

                               (i)    in no event shall a Participant
                                      receive an Award or Awards during any one calendar year covering in the aggregate more than 250,000 Shares (whether such Award or Awards may be settled in Shares, cash or any combination thereof); and"

         With the adoption of these amendments, the Compensation Committee would have the flexibility it needs to further the goals of the 2004 Equity Plan and align employees who receive award grants more closely with the interests of the stockholders.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE 2004 EQUITY PLAN.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2005, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Rothstein, Kass & Co., P.C. provided audit and non-audit services to the Company in 2004, 2003 and 2002, which are described below. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.


         The following table shows the fees that were billed to the Company by Rothstein, Kass & Co., P.C. for professional services rendered for the fiscal years ended December 31, 2004 and December 31, 2003.



         FEE CATEGORY                      2004                2003
                                         --------            --------
     Audit Fees                          $ 90,000            $121,000
     Audit-Related Fees                    25,000              25,000
     Tax Fees                              20,000              18,000
     All Other Fees                        19,000              16,000
                                         --------            --------
       Total Fees                        $154,000            $180,000




         AUDIT FEES. This category includes fees for the audit of the Corporation's annual financial statements, review of financial statements included in the Corporation's quarterly reports on Form 10-Q and services that are normally provided by Rothstein, Kass & Co., P.C. in connection with statutory and regulatory filings or engagements.

         AUDIT-RELATED FEES. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not included above under "Audit Fees." These services include accounting advice and audit services in connection with acquisitions.

         TAX FEES. This category includes fees for tax compliance, tax advice, and tax planning. These services include tax return preparation, expatriate tax services and international VAT tax planning.

         ALL OTHER FEES. This category includes fees for products and services provided by Rothstein, Kass & Co., P.C. that are not included in the services reported above. These services include Sarbanes-Oxley Act related services and consulting services.

       In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & CO., P.C. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than January 9, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2006 Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company's Articles of Incorporation, which provide that business must be properly brought before the meeting by or the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company's Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting. No stockholder proposals were received by the Company in connection with the 2005 Annual Meeting.


                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2004 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2004 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO SECRETARY, TRANS WORLD CORPORATION, 545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.


       The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. The cost of this solicitation of proxies will be borne by the Company. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.




By Order of the Board of Directors

/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


June 6, 2005

                             TRANS WORLD CORPORATION


                                                                   June 6, 2005


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the Hotel Schloss Durnstein, Durnstein 2, Durnstein, Austria A3601 on Monday, June 27, 2005 at 10:00 a.m., Austrian Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE BOARD'S NOMINEES FOR DIRECTOR AND "FOR" THE AMENDMENTS TO THE 2004 EQUITY INCENTIVE PLAN AND "FOR" THE RATIFICATION OF ROTHSTEIN, KASS & COMPANY P.C. AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2005. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


                FOLD AND DETACH HERE AND READ THE REVERSE SIDE
-------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                             TRANS WORLD CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 2005

         The undersigned, being a stockholder of Trans World Corporation (the "Company") as of May 11, 2005, hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Hotel Schloss Durnstein, Durnstein 2, Durnstein, Austria A3601 on Monday, June 27, 2005 at 10:00 a.m., Austrian Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1. ELECTION OF DIRECTORS  /  / FOR  /  / FOR ALL EXCEPT  /  / WITHHOLD AUTHORITY

Nominees for a one year term: Geoffrey B. Baker, Timothy G. Ewing, Julio E. Heurtematte, Jr., Rami S. Ramadan, Malcolm M.B. Sterrett

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT WRITTEN BELOW.
_________________________________________________________________

2. PROPOSAL to amend the 2004 Equity Incentive Plan.
                          /  / FOR   /  / AGAINST  /  / ABSTAIN

3. PROPOSAL to ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2005.
                          /  / FOR   /  / AGAINST  /  / ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2005 AND AT ANY ADJOURNMENT THEREOF.

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                FOLD AND DETACH HERE AND READ THE REVERSE SIDE
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                                 REVOCABLE PROXY
                             TRANS WORLD CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 2005

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE AMENDMENTS TO THE 2004 EQUITY INCENTIVE PLAN, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                  Please be sure to sign and date this Proxy in the space below.

                  Date: ________________________________________________,  2005


                  _____________________________________________________________
                  Stockholder signature
                  _____________________________________________________________
                  Co-holder signature, if any.

         PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEEDS TO SIGN.

         PLEASE ACT PROMPTLY.  SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

         IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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